Exhibit 99.01

Investor Contact:	Press Contact:
Frank Yoshino	Katherine Lane
Vice President, Finance	Director, Corporate Communications
+1 714 885-3697	+1 714 885-3828
frank.yoshino@emulex.com	Katherine.lane@emulex.com

EMULEX ANNOUNCES FIRST QUARTER RESULTS
___________________________________________

COSTA MESA, Calif., October 30, 2013 ─ Emulex Corporation (NYSE:ELX), a leader in network connectivity, monitoring and management, today announced earnings results for the first quarter of fiscal 2014, which ended on September 29, 2013.
First Quarter Financial Highlights

•	Total net revenues of $114.8 million

•	Network Connectivity Products (NCP) net revenues of $78.0 million, representing approximately 68% of total net revenues

•	Network Visibility Products (NVP), net revenues of $10.1 million, representing 9% of total net revenues

•	Storage Connectivity and Other Products (SCOP), net revenues of $26.8 million, representing 23% of total net revenues

•	Non-GAAP gross margins of 66% and GAAP gross margins of 59%

•	Non-GAAP diluted earnings per share of $0.13

•	GAAP loss per share of $0.04

•	Cash, cash equivalents and investments at the end of the quarter of $104.9 million

FY’14 Q1 Earnings Results
October 30, 2013

First Quarter Business Highlights
NVP Highlights

•
Introduced the EndaceFlow™ 3040 NetFlow Generator Appliance (NGA), delivering custom filtering, advanced load balancing and ease-of-integration with industry leading NetFlow collectors, including SevOne and Lancope

•	Launched Endace Fusion EcosystemTM program, enabling integration with key application performance management (APM) and network performance management (NPM) solutions

•	Announced Endace Fusion Connector for Splunk which optimizes data analysis workflows between EndaceProbe™ Intelligent Network Recorders (INRs) and Splunk monitoring and security tools

•	Won ‘Network Security Solution of the Year’ award for EndaceProbe INRs at 2013 Computing Security Awards
NCP Highlights

•
Introduced new LightPulse® Gen 5 Fibre Channel (FC) Host Bus Adapters (HBAs) and Converged Fabric Adapters (CFAs) that deliver superior latency, maximum I/O performance and unmatched reliability, critical for virtualized, private cloud and flash cache environments

•	Announced the Emulex Engine (XE) 201 I/O Controller has been selected by EMC to deliver target-side Gen 5 FC connectivity and data integrity protection for EMC® VMAX® enterprise storage arrays

•	Announced extensive range of FC and Ethernet-based solutions for new HP ProLiant Gen8 Servers, delivering broadest I/O connectivity for HP Converged Infrastructure

•	Announced Fusion-io qualification of LightPulse Gen 5 FC HBAs for use with ION Data Accelerator solutions

•
Introduced Gen 5 FC Flash Services technology for virtualized environments and database applications, providing quality of service (QoS) and in-band message passing features to optimize I/O performance in fabric-based flash arrays and server-based cache environments

FY’14 Q1 Earnings Results
October 30, 2013

•
Announced FC and Ethernet I/O connectivity support for VMware vSphere® 5.5 and forthcoming Emulex Virtual Network eXceleration™ (VNeX) virtual network offload technology in support of Virtual Extensible LAN (VXLAN)

•	Announced FC and Ethernet I/O connectivity support for Microsoft Windows Server 2012 R2 with forthcoming VNeX offload technology support for Microsoft Hyper-V Network Virtualization

•	Announced support for Brocade ClearLink diagnostics to advance Gen 5 FC capabilities for enterprise and cloud data centers leveraging FC storage area networks (SANs)

•
Emulex Gen 5 FC HBAs and CFAs optimized for new Intel® Xeon® processor E5-2600 v2 (codenamed Ivy Bridge)-based servers with PCI Express 3.0 support, industry-leading performance and improved efficiency

•	Joined InfiniBand Trade Association (IBTA) to help define the standard and promote the benefits of RDMA and RDMA over Converged Ethernet (RoCE) technology
Company Highlights

•	Won ‘Outstanding Technology Company of the Year’ award at 20th annual High-Tech Innovation Awards by OC Technology Alliance

President and CEO Jeff Benck commented, “Exceeding the high end of our guidance was a terrific start to the new fiscal year. We are already beginning to see the results of our commitment to improve operational efficiencies and increase the profitability of our connectivity business.” Benck continued, “In addition, we’re building the momentum of our visibility business, by delivering strong sequential revenue growth and we are creating an expanded pipeline of opportunities.”

FY’14 Q1 Earnings Results
October 30, 2013

Business Outlook
Although actual results may vary depending on a variety of factors, many of which are outside the Company’s control, including uncertainty related to the macro IT spending environment, the timing of new server launches by our customers, and the results and related costs of ongoing patent litigation, Emulex is providing guidance for its second fiscal quarter ending December 29, 2013. For the second quarter of fiscal 2014, Emulex is forecasting total net revenues in the range of $118 - $124 million. The Company expects non-GAAP earnings per diluted share of $0.15 - $0.17 in the second quarter. GAAP estimates for the second quarter reflect approximately $0.16 per diluted share in expected charges arising primarily from amortization of intangibles, stock-based compensation, and the royalties, mitigation expenses and license fees associated with the Broadcom patent litigation, as well as the associated tax effects and the impact of our U.S. GAAP tax valuation allowance.

About Emulex

Emulex, a leader in network connectivity, monitoring and management, provides hardware and software solutions for global networks that support enterprise, cloud, government and telecommunications. Emulex’s products enable unrivaled end-to-end application visibility, optimization and acceleration. The Company's I/O connectivity offerings, including its line of ultra high-performance Ethernet and Fibre Channel-based connectivity products, have been designed into server and storage solutions from leading OEMs, including Cisco, Dell, EMC, Fujitsu, Hitachi, HP, Huawei, IBM, NetApp and Oracle, and can be found in the data centers of nearly all of the Fortune 1000. Emulex’s monitoring and management solutions, including its portfolio of network visibility and recording products, provide organizations with complete network performance management at speeds up to 100Gb Ethernet. Emulex is headquartered in Costa Mesa, Calif., and has offices and research facilities in North America, Asia and Europe. For more information about Emulex (NYSE:ELX) please visit http://www.Emulex.com.

Note Regarding Non-GAAP Financial Information

To supplement the condensed consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we have included the following non-GAAP financial measures in this press release or in the webcast to discuss our financial results for the first fiscal quarter which may be accessed via our website at www.emulex.com: (i) non-GAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP operating income, (iv) non-GAAP net

FY’14 Q1 Earnings Results
October 30, 2013

income, and (v) non-GAAP diluted earnings per share. These non-GAAP financial measures exclude certain expenses and reflect an additional way of viewing aspects of our operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our results of operations and the factors and trends affecting our business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. We use our non-GAAP financial measures internally to better understand and evaluate our business, prepare annual budgets, and in measuring performance for some forms of compensation. Reconciliations between GAAP and non-GAAP results are included in the accompanying financial data.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

Stock-based compensation. Although stock-based compensation represents an important part of incentive compensation offered to our key employees, we believe that exclusion of the impact of stock-based compensation assists management and investors in evaluating the period over period performance of our business operations and in comparing our performance with those of our competitors. Stock-based compensation expense will recur in future periods.

Amortization of intangibles. Amortization of intangibles generally represents costs incurred by an acquired company or other third party to build value prior to our acquisition of the intangible assets. As such, it is effectively part of the transaction costs of the acquisition rather than ongoing costs of operating our core business. As a result, we believe that exclusion of these costs in presenting non-GAAP financial measures provides management and investors a more effective means of evaluating its historical performance and projected costs and the potential for realizing cost efficiencies within our core business. Amortization of intangibles will recur in future periods.

Patent litigation damages, license fees and royalties. We have incurred expenses in the form of damages, sunset period royalties and settlement costs as a result of a judgment in a patent litigation proceeding with Broadcom and the related partial settlement and worldwide license agreement executed on July 3, 2012 (the Release Agreement). We believe that exclusion of charges related to the Broadcom patent damages, sunset period royalties and Release Agreement are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis and relative to our competitors, as this amount relates to a judgment in litigation and does not reflect a continuing cost of operating our core business.  In this regard, we note that expenses of this type are generally unrelated to our core business and/or infrequent in nature but will continue in future periods until affected products are phased out.

Mitigation expenses related to the Broadcom patents. We have recognized mitigation expenses related to the Broadcom patents. We believe that exclusion of these redesign, requalification and appeal expenses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis and relative to our competitors. In this regard, we note that expenses of this type are infrequent in nature.

FY’14 Q1 Earnings Results
October 30, 2013

Expenses related to the acquisition of Endace Limited (LSE:EDA). We have incurred various expenses during the acquisition process including but not limited to legal fees, accounting fees, the mark-up on acquired inventory, severance costs and realized translation loss. We believe that exclusion of these charges are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis and relative to our competitors, as these expenditures do not reflect a continuing cost of operating our current core business. In this regard, we note that expenses of this type are infrequent in nature.

Valuation allowance for U.S. federal and state deferred tax assets. The Company has concluded that it is more likely than not that we will be unable to fully utilize the majority of our U.S. federal and state deferred tax assets   As a result, the Company has previously recorded a valuation allowance against those assets to the extent that they cannot be realized through net operating loss carrybacks to prior tax years.  We believe that eliminating the impact of a discrete adjustment of this nature and its continuing impact on our effective tax rate is useful to management and investors in evaluating the performance of the Company’s ongoing operations on a period-to-period basis and relative to the Company’s competitors.  In this regard, we note that adjustments of this type are generally infrequent in nature.

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"Safe Harbor'' Statement under the Private Securities Litigation Reform Act of 1995: With the exception of historical information, the statements set forth above, contain forward-looking statements that involve risk and uncertainties. We expressly disclaim any obligation or undertaking to release publicly any updates or changes to these forward-looking statements that may be made to reflect any future events or circumstances. We wish to caution readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include the possibility that we may not realize the anticipated benefits from the acquisition of Endace Limited on a timely basis or at all, and may be unable to integrate the technology, operations and personnel of Endace into our existing operations in a timely and efficient manner.  In addition, intellectual property claims, with or without merit, that could result in costly litigation, cause product shipment delays, require us to indemnify customers, or require us to enter into royalty or licensing agreements, which may or may not be available. Furthermore, we have in the past obtained, and may be required in the future to obtain, licenses of technology owned by other parties. We cannot be certain that the necessary licenses will be available or that they will be obtainable on commercially reasonable terms. If we were to fail to obtain such royalty or licensing agreements in a timely manner and on reasonable terms, our business, results of operations and financial condition could be materially adversely affected. Ongoing lawsuits, such as the action brought by Broadcom Corporation (Broadcom), present inherent risks, any of which could have a material adverse effect on our business, financial condition, or results of operations. Such potential risks include continuing expenses of litigation, loss of patent rights, monetary damages, injunctions

FY’14 Q1 Earnings Results
October 30, 2013

against the sale of products incorporating the technology in question, counterclaims, attorneys’ fees, incremental costs associated with product or component redesigns, liabilities to customers under reimbursement agreements or contractual indemnification provisions, and diversion of management’s attention from other business matters. With respect to the continuing Broadcom litigation, such potential risks also include the adequacy of any sunset period to make design changes, the ability to implement any design changes, the availability of customer resources to complete any re-qualification or re-testing that may be needed, the ability to maintain favorable working relationships with Emulex suppliers of serializer/deserializer (SerDes) modules, and the ability to obtain a settlement which does not put us at a competitive disadvantage. In addition, the fact that the economy generally, and the server and storage market segments specifically, have been in a state of uncertainty makes it difficult to determine if past experience is a good guide to the future and makes it impossible to determine if markets will grow or shrink in the short term. Continued weakness in domestic and worldwide macro-economic conditions, disruptions in world credit and equity markets, and the resulting economic uncertainty for our customers, has and could continue to adversely affect our revenues and results of operations. As a result of these uncertainties, we are unable to predict our future results with any accuracy. Other factors affecting these forward-looking statements include but are not limited to the following: the effect of any actual or potential unsolicited offers to acquire us; proxy contests or the activities of activist investors; faster than anticipated declines in the storage networking market, slower than expected growth of the converged networking market or the failure of our Original Equipment Manufacturer (OEM) customers to successfully incorporate our products into their systems; our dependence on a limited number of customers and the effects of the loss of, decrease in or delays of orders by any such customers, or the failure of such customers to make timely payments; the emergence of new or stronger competitors as a result of consolidation movements in the market; the timing and market acceptance of our products or our OEM customers’ new or enhanced products; costs associated with entry into new areas of the network connectivity and visibility markets; the variability in the level of our backlog and the variable and seasonal procurement patterns of our customers; any inadequacy of our intellectual property protection and the costs of actual or potential third-party claims of infringement and any related indemnity obligations or adverse judgments; impairment charges, including but not limited to goodwill and intangible assets; changes in tax rates or legislation; the effects of acquisitions; the effects of terrorist activities, natural disasters, and any resulting disruption in our supply chain or customer purchasing patterns or any other resulting economic or political instability; the highly competitive nature of the markets for our products as well as pricing pressures that may result from such competitive conditions; the effect of rapid migration of customers towards newer, lower cost product platforms; transitions from board or box level to application specific integrated circuit (ASIC) solutions for selected applications; a shift in unit product mix from higher-end to lower-end or mezzanine card products; a faster than anticipated decrease in the average unit selling prices or an increase in the manufactured cost of our products; delays in product development; our reliance on third-party suppliers and subcontractors for components and assembly; our ability to attract and

FY’14 Q1 Earnings Results
October 30, 2013

retain key technical personnel; our ability to benefit from our research and development activities or governmental grants related thereto; our dependence on international sales and internationally produced products; changes in accounting standards; and any resulting regulatory changes on our business. These and other factors could cause actual results to differ materially from those in the forward-looking statements and are discussed in our filings with the Securities and Exchange Commission, including our recent filings on Forms 10-K and 10-Q, under the caption “Risk Factors.”
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This news release refers to various products and companies by their trade names. In most, if not all, cases these designations are claimed as trademarks or registered trademarks by their respective companies.

FY’14 Q1 Earnings Results
October 30, 2013

EMULEX CORPORATION AND SUBSIDIARIES Condensed Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 29,	September 30,
	2013	2012
Net revenues	$114,832	$119,267

Cost of sales:
Cost of goods sold	39,691	44,151
Amortization of core and developed technology intangible assets	6,160	5,148
Patent litigation damages, license fees and royalties	1,497	992
Cost of sales	47,348	50,291
Gross profit	67,484	68,976

Operating expenses:
Engineering and development	40,411	38,470
Selling and marketing	19,092	13,737
General and administrative	9,629	8,508
Amortization of other intangible assets	1,604	1,523
Total operating expenses	70,736	62,238

Operating (loss) income	(3,252)	6,738

Non-operating income (loss):
Interest income	4	—
Interest expense	(2)	(6)
Other income (expense), net	152	(336)
Total non-operating income (loss)	154	(342)

(Loss) income before income taxes	(3,098)	6,396

Income tax provision	543	5,739

Net (loss) income	$(3,641)	$657

Net (loss) earnings per share:
Basic	$(0.04)	$0.01
Diluted	$(0.04)	$0.01

Number of shares used in per share computations:
Basic	91,444	89,346
Diluted	91,444	91,380

FY’14 Q1 Earnings Results
October 30, 2013

EMULEX CORPORATION AND SUBSIDIARIES Condensed Consolidated Balance Sheets (unaudited, in thousands)

	September 29,	June 30,
	2013	2013
Assets

Current assets:
Cash and cash equivalents	$104,891	$105,637
Accounts receivable, net	85,160	82,363
Inventories	26,294	23,897
Prepaid income taxes	9,349	10,166
Prepaid expenses and other current assets	14,165	14,113
Deferred income taxes	3,137	3,137
Total current assets	242,996	239,313

Property and equipment, net	62,672	62,415
Goodwill and intangible assets, net	380,053	387,817
Other assets	20,180	21,164
	$705,901	$710,709
Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$27,899	$27,725
Accrued and other current liabilities	39,326	43,861
Total current liabilities	67,225	71,586

Other liabilities	5,642	4,924
Deferred income taxes	17,048	17,048
Accrued taxes	29,526	29,526
Total liabilities	119,441	123,084

Total stockholders’ equity	586,460	587,625
	$705,901	$710,709

FY’14 Q1 Earnings Results
October 30, 2013

EMULEX CORPORATION AND SUBSIDIARIES Condensed Consolidated Statement of Cash Flows (unaudited, in thousands)

	Three Months Ended
	September 29,	September 30,
	2013	2012

Cash flows from operations:
Net income (loss)	$(3,641)	$657
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	12,568	11,056
Stock based compensation	4,572	5,554
Deferred income taxes	—	(226)
Other reconciling items	105	7
Changes in assets and liabilities, net of assets acquired	(8,635)	(56,782)
Net cash provided by (used in) operating activities	4,969	(39,734)

Cash flows from investing activities:
Purchases of property and equipment, net of proceeds	(4,533)	(2,522)
Maturities of (proceeds from) investments, net	—	16,813
Net cash provided by (used in) investing activities	(4,533)	14,291

Cash flows from financing activities:
Other	(1,239)	(1,542)
Net cash provided by (used in) financing activities	(1,239)	(1,542)

Effect of exchange rates on cash and cash equivalents	57	254

Net increase (decrease) in cash & cash equivalents	(746)	(26,731)
Opening cash balance	105,637	201,048
Ending cash balance	$104,891	$174,317

FY’14 Q1 Earnings Results
October 30, 2013

EMULEX CORPORATION AND SUBSIDIARIES
Supplemental Information

Historical Net Revenue by Product Lines:

Network Connectivity Products (NCP) primarily consist of Fibre Channel LightPluse® and Ethernet OneConnect® standup HBAs, mezzanine cards, I/O ASICs, ULOMs, and UCNAs to provide server Input/Output (I/O) and target storage array connectivity to enable servers to reliably and efficiently connect to Local Area Networks, Storage Area Networks and Network Attached Storage by offloading data communication processing tasks from the servers as information is delivered and sent to the network.

Network Visibility Products (NVP) consists entirely of the recently acquired Endace® family of network visibility and intelligent network recording products, which consists of EndaceProbe™ Intelligent Network Recorder appliances, the EndaceVision™ browser-based network traffic search engine, EndaceAccess™ network visibility headend systems and Data Acquisition and Generation (DAG) network capture cards, providing organizations with complete network performance management at speeds up to 100Gb Ethernet.

Storage Connectivity and Other Products (SCOP) includes Emulex InSpeed®, switch-on-a-chip (SOC) and backend connectivity, bridge, and router products, Pilot™ Integrated Baseboard Management Controllers (iBMCs), certain legacy products and other products and services. Many of these products are deployed inside storage arrays, tape libraries, and other storage appliances, connecting storage controllers to storage capacity, delivering improved performance, reliability, and connectivity.

($000s)	Q1 FY 2014 Revenues	Q4 FY 2013 Revenues	Q3 FY 2013 Revenues	Q2 FY 2013 Revenues	Q1 FY 2013 Revenues	% Change Q1 vs Q1

Network Connectivity Products	$77,980	$82,943	$85,166	$96,132	$96,733	(19)%
Storage Connectivity and Other Products	26,755	29,115	26,747	26,013	22,534	19%
Emulex Connectivity Division	$104,735	$112,058	$111,913	$122,145	$119,267	(12)%
Network Visibility Products	10,097	8,311	4,873	—	—	na
Total net revenues	$114,832	$120,369	$116,786	$122,145	$119,267	(4)%
na – not applicable
	% Total Revenues	% Total Revenues	% Total Revenues	% Total Revenues	% Total Revenues

Network Connectivity Products	68%	69%	73%	79%	81%
Storage Connectivity and Other Products	23%	24%	23%	21%	19%
Emulex Connectivity Division	91%	93%	96%	100%	100%
Network Visibility Products	9%	7%	4%	—	—
Total net revenues	100%	100%	100%	100%	100%

FY’14 Q1 Earnings Results
October 30, 2013

Historical Net Revenues by Channel and Territory:

($000s)	Q1 FY 2014 Revenues	% Total Revenues	Q1 FY 2013 Revenues	% Total Revenues	% Change

Revenues from OEM customers	$97,524	85%	$109,039	91%	(11)%
Revenues from distribution	11,518	10%	10,193	9%	13%
Other	5,790	5%	35	nm	nm
Total net revenues	$114,832	100%	$119,267	100%	(4)%

Asia-Pacific	$67,384	59%	$76,872	64%	(12)%
United States	28,746	25%	26,974	23%	7%
Europe, Middle East and Africa	17,860	15%	14,891	13%	20%
Rest of world	842	1%	530	nm	nm
Total net revenues	$114,832	100%	$119,267	100%	(4)%
nm – not meaningful

Summary of Stock-Based Compensation:

	Three Months Ended
	September 29,	September 30,
($000s)	2013	2012

Cost of sales	$89	$315
Engineering and development	1,904	2,698
Selling and marketing	1,202	745
General and administrative	1,377	1,796
Total stock-based compensation	$4,572	$5,554

Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin:

	Three Months Ended
	September 29,	September 30,
	2013	2012

GAAP gross margin	58.8%	57.8%

Items excluded from GAAP gross margin to calculate non-GAAP gross margin:
Stock-based compensation	0.1%	0.3%
Amortization of intangibles	5.3%	4.3%
Patent litigation damages, license fees and royalties	1.3%	0.8%
Non-GAAP gross margin	65.5%	63.2%

FY’14 Q1 Earnings Results
October 30, 2013

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses:

	Three Months Ended
	September 29,	September 30,
($000s)	2013	2012

GAAP operating expenses, as presented above	$70,736	$62,238

Items excluded from GAAP operating expenses to calculate non-GAAP operating expenses:
Stock-based compensation	(4,483)	(5,239)
Amortization of other intangibles	(1,604)	(1,523)
Mitigation expenses related to the Broadcom patents	(2,519)	(482)
Expenses related to the acquisition of Endace	(373)	—
Impact on operating expenses	(8,979)	(7,244)
Non-GAAP operating expenses	$61,757	$54,994

Reconciliation of GAAP Operating (Loss) Income to Non-GAAP Operating Income:

	Three Months Ended
($000s)	September 29,	September 30,
	2013	2012
GAAP operating (loss) income as presented above	$(3,252)	$6,738

Items excluded from GAAP operating income (loss) to calculate non-GAAP operating income:
Stock-based compensation	4,572	5,554
Amortization of intangibles	7,764	6,671
Patent litigation damages, license fees and royalties	1,497	992
Mitigation expenses related to the Broadcom patents	2,519	482
Expenses related to the acquisition of Endace	373	—
Impact on operating (loss) income	16,725	13,699
Non-GAAP operating income	$13,473	$20,437

FY’14 Q1 Earnings Results
October 30, 2013

Reconciliation of GAAP Net (Loss) Income to Non-GAAP Net Income:

	Three Months Ended
($000s)	September 29,	September 30,
	2013	2012
GAAP net (loss) income as presented above	$(3,641)	$657

Items excluded from GAAP net (loss) income to calculate non-GAAP net income:
Stock-based compensation	4,572	5,554
Amortization of intangibles	7,764	6,671
Patent litigation damages, license fees and royalties	1,497	992
Mitigation expenses related to the Broadcom patents	2,519	482
Expenses related to the acquisition of Endace	373	—
Tax impact of above items and U.S. GAAP tax valuation allowance	(695)	3,156
Impact on net (loss) income	16,030	16,855

Non-GAAP net income	$12,389	$17,512

Reconciliation of GAAP Diluted (Loss) Earnings Per Share to Non-GAAP Diluted Earnings Per Share:

	Three Months Ended
(shares in 000s)	September 29,	September 30,
	2013	2012

GAAP diluted (loss) earnings per share as presented above	$(0.04)	$0.01

Items excluded from diluted GAAP (loss) earnings per share to calculate diluted non-GAAP earnings per share, net of tax effect:
Stock-based compensation	0.05	0.06
Amortization of intangibles	0.08	0.07
Patent litigation damages, license fees and royalties	0.02	0.01
Mitigation expenses related to the Broadcom patents	0.03	0.01
Expenses related to the acquisition of Endace	0.00	—
Tax impact of above items and U.S. GAAP tax valuation allowance	(0.01)	0.03
Impact on GAAP (loss) earnings per share	0.17	0.18
Non-GAAP diluted earnings per share	$0.13	$0.19

Diluted shares used in non-GAAP per share computations	93,524	91,380

FY’14 Q1 Earnings Results
October 30, 2013

Forward-Looking Diluted Earnings per Share Reconciliation:

Guidance for Three Months Ending December 29, 2013

Non-GAAP diluted earnings per share guidance	$0.15 - $0.17

Items excluded, net of tax, from non-GAAP diluted earnings per share to calculate GAAP diluted earnings (loss) per share guidance:
Stock-based compensation	(0.05)
Amortization of intangibles	(0.08)
Patent litigation damages, license fees, royalties and mitigation expenses	(0.04)
Tax impact of above items and U.S. GAAP tax valuation allowance	0.01

GAAP earnings (loss) per diluted share guidance	($0.01) - $0.01